UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.   20549



                                 FORM 8-K

                               CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                               August 28, 1996
            (Date of Report (Date of Earliest Event Reported))


                  GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
              (Exact name of registrant as specified in its charter)

   DELAWARE                           2741                    95-4578632
(State or other                (Primary Standard          (I.R.S. Employer
 jurisdiction              Industrial Classification        Identification
of incorporation                   Code Number)                 Number)
or organization)

                                 5548 Lindbergh Lane
                              Bell, California 90201-6410
                                  (213) 980-4300

  (Address, including ZIP code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  See Item 2 below.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On August 28, 1996, the Registrant completed the acquisition of Kelly Russell Studios, Inc. ("KRSI" or "Kelly Russell") through a merger (the "KRSI Merger") of KRSI into a wholly owned subsidiary of the Registrant. The former shareholders of KRSI received one share of common stock, $.01 par value per share ("Common Stock") for every two shares of KRSI common stock owned on the effective date of the KRSI Merger. The KRSI Merger was accounted for as a "purchase."

                  Concurrently with the KRSI Merger, the Registrant acquired its affiliate, OSP Publishing Inc.("OSP"), and OSP's wholly owned subsidiary The Button Exchange, Inc. ("BEx") through a merger of OSP (the "OSP
Merger") and BEx (the "BEx Merger") into wholly owned subsidiaries of the Registrant. The OSP Merger and the BEx Merger are referred to as the "Reorganization"). The Reorganization was accounted for as a "put together" (which is similar to a "pooling of interests") because of the prior affiliation between Registrant and OSP. The former shareholders of OSP received 3,941.5892 shares of Common Stock for each share of OSP common stock owned on the effective date of the OSP Merger. As a result of the OSP Merger, Joseph C. Angard and Michael A. Malm acquired 4,643,192 (35.7%) and 1,805,248 (13.9%) of the outstanding Common Stock.

                  Prior to the KRSI Merger and the Reorganization, the Registrant received subscriptions for 4,324,238 shares of Common Stock to investors in a private placement (the "Private Placement"), subject only to completion of the KRSI Merger and the Reorganization. Net proceeds (less commissions and expenses and distributions) to Global One as a result of the Private Placement were $2,856,000. The KRSI Merger, the Reorganization and the Private Placement are referred to herein as the "Transactions."

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable.

ITEM 4.           CHANGES IN BANK'S CERTIFYING ACCOUNTANT.

                  Not applicable.

ITEM 5.           OTHER EVENTS.

                  Not applicable.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.                               Page No

                  Audited Financial Statements for OSP Publishing, Inc.
                  and Kelly Russell Studios, Inc. at December 31, 1995
                  and for the three years then ended are incorporated by reference from Registrant's Registration Statements on
                  Form S-4 (333-4655).                                       *

         (b)      Pro Forma Financial Statements.
                  Unaudited Pro Forma Financial Statements as of and for
                  the year ended December 31, 1995 are incorporated by reference from Registrant's Registration Statement on
                  Form S-4 (333-4655).                                       *

                  Unaudited Pro Forma Condensed Combined Statements of
                           Operations for the six months ended
                           June 30, 1996.....................................4
                  Unaudited Comparative Per Share Data for the six months
                           ended June 30, 1996...............................7
                  Unaudited Pro Forma Condensed Combined Balance Sheet at
                           June 30, 1996.....................................8
                  Notes to Unaudited Pro Forma Condensed Combined
                           Financial Statements.............................10
- ----------
*        Not applicable.

      UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

      The following unaudited pro forma condensed combined financial information gives effect to the Transactions as if they had occurred as of January 1, 1996 for the unaudited pro forma condensed combined statement of operations and other financial data and as of June 30, 1996 for purposes of the unaudited pro forma condensed combined balance sheet data using the purchase method of accounting. Prior to the Transactions, Global One had no operations and no significant assets.

     The Unaudited Pro Forma Condensed Combined Financial Statements do not purport to present the actual financial position or results of operations of Global One had the transactions and events assumed therein in fact occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The following Unaudited Pro Forma Condensed Combined Statements of Operations do not reflect cost savings that may result from the Transactions. The Unaudited Pro Forma Condensed Combined Financial Statements are based on certain assumptions and adjustments described in the notes to the Unaudited Pro Forma Condensed Combined Financial Statements and should be read in conjunction therewith and with the Consolidated Financial Statements of the OSP and Kelly Russell and the related notes thereto incorporated herein by reference.

                            GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                   Six Months Ended June 30, 1996
                                 (In thousands, except per share data)


                                               Historical           Historical               Pro Forma             Pro Forma
                                                  OSP             Kelly Russell             Adjustments            Combined
                                               ----------         -------------             -----------            ---------

NET SALES........................................$20,330             $   1,608                $                    $21,938
COST OF SALES.................................... 13,296                   954                                      14,250
                                                 -------             ---------                --------             -------
GROSS PROFIT                                       7,034                   654                       0               7,688

OPERATING EXPENSES:
     Warehouse and selling                         4,853                                                             4,853
     General and
       administrative                              3,513                 1,735                     216(1)   5,464
                              -------                                ---------                --------             -------
     Total operating
       expenses                                    8,366                 1,735                     216              10,317
                              -------                                ---------                --------             -------

OPERATING LOSS                                    (1,332)               (1,081)                   (216)             (2,629)
INTEREST EXPENSE                                     597                    29                                         626
                              -------                                ---------                --------             -------
LOSS BEFORE INCOME TAXES
  AND MINORITY INTEREST                           (1,929)               (1,110)                   (216)             (3,255)
INCOME TAX PROVISION                                  58                                                                58
                              -------                                ---------                --------             -------
LOSS BEFORE MINORITY
  INTEREST                                        (1,987)               (1,110)                   (216)             (3,313)
MINORITY INTEREST                                    (94)                                                              (94)
                              -------                                ---------                --------             -------
NET LOSS                                         $(1,893)            $  (1,110)               $   (216)             (3,219)
                              =======                                =========                ========             =======
                                                                                                                  (Continued)

                  GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
      UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                           Six Months Ended June 30, 1996
                        (In thousands, except per share data)


PRO FORMA NET LOSS DATA:
Loss before income taxes and minority interest.......$  (3,255)
Pro forma benefit for income taxes...................   (1,210)(3)
Minority interest....................................      (94)
                                                      ---------
Pro forma net loss...................................$  (1,951)
                                                      =========

PRO FORMA NET LOSS PER SHARE:
Pro forma net loss...................................$   (0.15)
                                                      =========

Pro forma weighted average shares outstanding......   13,011(2)
                                                      =========


See accompanying notes to Unaudited Pro Forma condensed Combined Financial Statements.


                                                                (concluded)

                   GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
                      UNAUDITED COMPARATIVE PER SHARE DATA
                      (In thousands, except per share data)

         The following summary of comparative per share data sets forth certain historical information for OSP and Kelly Russell, certain pro forma information for Global One after giving effect to the KRSI Merger as a purchase for accounting purposes, as if the KRSI Merger had been consummated at January 1, 1996 and equivalent pro forma information for Kelly Russell based on the pro forma Global One information. No cash dividends were paid during the periods presented.

                                               Six Months Ended
                                                 June 30, 1996
                                             ----------------

Historical:
OSP
  Net income (loss)(3)................................$    (0.24)
  Weighted average shares outstanding.................     8,037
  Period-end book value(4)............................$    (0.46)
  Period-end shares outstanding.......................     6,448

Kelly Russell
  Net loss before extraordinary item..................$    (0.27)
  Weighted average shares outstanding.................     4,082
  Period-end book value(4)............................$    (0.02)
  Period-end shares outstanding.......................     4,082

Pro Forma Combined (5)
Global One
  Net loss before extraordinary item..................$    (0.15)
  Weighted average shares outstanding.................    13,101
  Period-end book value(4)............................     (0.29)
  Period-end shares outstanding.......................    13,101

Pro forma combined
  Equivalent Kelly Russell share(6)
    Net loss before extraordinary item................$    (0.08)
    Period-end book value(4)..........................$     0.15

See accompanying notes to Unaudited Pro Forma condensed Combined Financial Statements.

                                                                (Continued)

                          GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
                     UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                       As of June 30, 1996

                            (In thousands, except per share data)

                  The following Unaudited Pro Forma Condensed Combined Balance Sheet sets forth historical balance sheet information for OSP and Kelly Russell at June 30, 1996.

                                                               ASSETS

                                                                             At June 30, 1996
                                                     ---------------------------------------------------------------------------
                                                                         Historical
                                                    Historical           Kelly               Pro Forma             Pro Forma
                                                       OSP               Russell             Adjustments           Combined


                                                    ----------------------------------------------------------------------------
CURRENT ASSETS:
     Cash and cash equivalents.....................$           135       $          73         $       1,311(7)      $     1,519
     Accounts receivable --
      trade, net of allowance
      for doubtful accounts.........................         5,355                 337                                     5,692
     Inventories....................................         5,196                 305                                     5,501
     Prepaid royalty advances.......................           955                  96                                     1,051
     Prepaid expenses and
      other current assets..........................           615                 139                                       754
     Deferred income tax asset......................                                                     850(8)              850
                                                           -------       -------------         -------------         -----------
       Total current assets.........................        12,256                 950                 2,161              15,367
PROPERTY AND EQUIPMENT, Net.........................         1,142                 230                                     1,372
GOODWILL, Net.......................................           134                                     4,319(9)            4,453
DEPOSITS............................................           479                                                           479
                                                           -------       -------------         -------------         -----------
TOTAL..............................................$        14,011       $       1,180         $       6,480         $    21,671
                                                          ========       =============         =============         ===========

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
Statements.                                                      (continued)

                                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                             At June 30, 1996
                                                   ------------------------------------------------------------------------------
                                                                         Historical
                                                    Historical             Kelly               Pro Forma             Pro Forma
                                                      OSP                 Russell             Adjustments           Combined
                                                   ------------------------------------------------------------------------------
CURRENT LIABILITIES:
     Accounts payable..............................$         5,042       $         710                               $       5,752
     Accrued expenses...............................         1,152                 463                                       1,615
     Royalties payable..............................         2,056                  94                                       2,150
     Due to customers...............................           226                                                             226
     Current maturities of:
       Capitalized lease
        obligations.................................            85                                                              85
       Subordinated
        long-term debt..............................         1,050                               (375)(7)                      675
                                                            ------              ------         -------                    --------
       Total current
      liabilities...................................         9,611               1,267           (375)                      10,503
                                                            ------              ------         -------                    --------
REVOLVING LINE OF
  CREDIT............................................        4,903                                                           4,903
CAPITALIZED LEASE
  OBLIGATIONS.......................................          109                                                             109
SUBORDINATED LONG-TERM
  DEBT..............................................        1,857                                                           1,857
MINORITY INTEREST...................................          476                                                             476

COMMITMENTS AND
 CONTINGENCIES
 SHAREHOLDERS' EQUITY
 (DEFICIENCY):
     Common stock...................................        1,263                  41              22(10)(7)                1,326
     Additional paid-in
      capital.......................................          112               8,133              72(11)(7)                8,317
     Accumulated deficit............................       (4,320)             (8,261)          6,761(8)                   (5,820)
                                                           ------             -------          --------                   -------
       Total
       shareholders' equity
       (deficiency).................................       (2,945)                (87)          6,855                       3,823
                                                           ------             -------          --------                   -------
TOTAL..............................................$       14,011        $      1,180          $6,480                     $21,671
                                                           ======             =======          ========                   =======

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.
                                                             (concluded)

                            NOTES TO UNAUDITED PRO FORMA
                      CONDENSED COMBINED FINANCIAL STATEMENTS

                         (In thousands, except share data)


(1) Represents the amortization of the excess of purchase price over net liabilities assumed over a ten year life.

(2) Assumes for all periods presented the issuance of 2,041,187 shares of Global One Common Stock to effect the KRSI Merger, as well as 4,324,238 shares deemed to be sold in the Private Placement.

(3) Assumes pro forma treatment of income taxes for OSP being treated as a C Corporation and recognition of the deferred income tax asset as of June 30, 1996. See Note 10 to OSP's audited consolidated financial statements which are incorporated herein by reference.

(4) Based on the actual or pro forma number of shares outstanding at the end of the respective period.

(5) Assumes a Conversion Ratio of 0.5 shares of Global One Common Stock for each share of Kelly Russell Common Stock as well as application of the net proceeds from completion of the Transactions.

(6) Represents the pro forma equivalent of one share of Kelly Russell Common Stock calculated by multiplying pro forma Global One data by the assumed Conversion Ratio of 0.5 shares of Global One Common Stock for each share of Kelly Russell Common Stock.

(7)      The proceeds from the Private Placement will be used as follows:

                  Proceeds from issuance of common stock....      $6,486
                  Less Transaction costs....................       2,450
                                                                --------
                                                                   4,036

                  Payment of S Corporation distribution.....       1,750
                  Estimated dividend to the OSP Shareholders
                   for actual tax liabilities...............         600
                  Repayment of subordinated debt..............       375
                                                                --------
                  Cash for working capital....................    $1,311
                                                                ========
                                                                  (continued)

(8)      Reflects the following:

                  Declaration of a dividend payable to the OSP
                   Shareholders...........................       $(1,750)
                  Estimated dividend to the OSP Shareholders
                   for actual tax liabilities.............          (600)
                  Recognition of OSP deferred income tax
                   assets from change to C Corporation....           850
                  Elimination of Kelly Russell accumulated
                   deficit................................         8,261
                                                                --------
                                                                $  6,761
                                                                ========

(9) The acquisition of Kelly Russell will be accounted for as a purchase, applying the provisions of Accounting Principles Board Opinion No. 16. The total purchase cost will be allocated to Kelly Russell's assets and liabilities based on their relative fair values as of the Effective Time of the KRSI Merger, based on valuations and other studies that are not yet complete. Accordingly, the excess of the purchase cost over the historical book value of the net liabilities assumed has not yet been fully allocated to the individual assets and liabilities acquired. Management believes there will be no significant change in the allocation of the purchase price once the final analysis is completed. Therefore, the excess purchase cost over the net assets acquired has been allocated to goodwill.

                  Purchase cost of equity....................        $ 3,062
                  Plus acquiror's portion of costs
                   associated with the Merger................            635
                  Less book value of net liabilities assumed
                   at June 30, 1996, net of KRSI's portion of
                   costs associated with the Merger of $535..            622
                                                                      ------

                  Cost in excess of net liabilities assumed...        $4,319
                                                                     =======

         Merger and Offering costs consist principally of legal and accounting fees, printing, and investment banking costs. These costs have been allocated between the cost of new equity, acquisition of KRSI and KRSI's costs of selling its business which will be expensed by KRSI.

                                                             (continued)

(10)     Reflects the following:

                  Common Stock issued to effect the
                   KRSI Merger.................................  $    20
                  Common Stock issued in the
                   Private Placement...........................       43
                  Elimination of Kelly Russell Common Stock....      (41)
                                                                 -------
                                                                 $    22
                                                                ========

(11)     Reflects the following:

                  Common Stock issued to effect the
                   KRSI Merger...........................        $ 3,042
                  Common Stock issued in the
                   Private Placement.....................          6,443
                  Transaction costs associated with the
                   Private Placement.....................         (1,280)
                  Elimination of Kelly Russell
                   additional paid-in capital............         (8,133)
                                                                --------
                                                                $     72
                                                                ========
                                                                    (concluded)

         (c)      Exhibits.                                          Page No.

                  2.1   Final Amended and Restated Agreement and
                          Plan of Merger.................................*
                  23.1  Consent of Deloitte & Touche LLP................14
                  23.2  Consent of McGladrey & Pullen, LLP..............15


- -------------------------------
* Incorporated by reference from the Registrant's Registration Statement on Form S-4 (Registration No. 333-4655).

ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not applicable.



                                                             SIGNATURES

         Under the requirements of the Securities and Exchange Act of 1934, Global One Distribution & Merchandising Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:            September 11, 1996.

                                                GLOBAL ONE DISTRIBUTION &
                                                MERCHANDISING INC.

                                       By       /s/ Christopher B. Lucas
                                                -----------------------------
                                                  Christopher B. Lucas
                                                  Chief Financial Officer